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                                                                    EXHIBIT 10.2


                          MEMORANDUM OF UNDERSTANDING
                        REGARDING REGULATORY COMPLIANCE
                          BETWEEN MULTIMEDIA GAMES AND
                     THE NATIONAL INDIAN GAMING COMMISSION


       Whereas, Multimedia Games (MGAM) and the National Indian Gaming Commission (NIGC) have jointly undertaken a process to resolve concerns as to whether Multimedia Games' MegaMania game is in full compliance with the Class II requirements of the Indian Gaming Regulatory Act and NIGC regulations;

       Whereas, MGAM has agreed to and has undertaken to comply with all of the changes to the MegaMania game requested in the NIGC's letter of March 28, 1997;

       Whereas, the NIGC has determined in its letter of April 8, 1997, that, following implementation of the changes described in that letter and in this agreement, MegaMania is a Class II game;

       Now, therefore, in order to establish efficient procedures for resolving concerns as to that compliance, MGAM and the NIGC agree to the following:

       1. The proposed modifications to MegaMania are: 1) Numbers or objects will be drawn from a bingo blower, rather than from a random number generator; 2) An act will be required by the card holder to daub the cards, after the numbers or objects are identified, rather than the present fully automatic system; 3) An act will be required by the card holder to indicate a bingo to win, replacing the present fully automatic system; and 4) the present 2 of 3 and 3 of 3 shotgun bingo game will be replaced by the four corners bingo game.

       2. MGAM will implement the changes to the MegaMania game according to the following schedule:

 Agreed                     MGAM         Game          NGI            Bingo King
 Modification               MB2000       Tech          System         System 12
 Bingo Blower

       Design               100%         100%          100%           100%

       Program              50%          50%           50%            50%

       Lab Test             4/14         4/14          4/14           4/14

       Beta Test            4/21         4/21          4/21           4/21

       Install              4/28         4/28          4/28           4/28

       Complete             4/28         4/28          4/18           4/28

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
 Agreed                     MGAM         Game          NGI            Bingo King
 Modification               MB2000       Tech          System         System 12
 Daubing by Card Holder

       Design               100%         100%          80%            80%

       Program              100%         100%          20%            20%

       Lab Test             4/07         4/07          4/07           4/14

       Beta Test            4/14         4/12          4/14           4/18

       Install              4/21         4/21          4/21           5/07

       Complete             4/28         4/28          4/28           5/21

 Declaring Bingo

       Design               100%         100%          80%            80%

       Program              100%         100%          20%            20%

       Lab Test             4/07         4/07          4/07           4/14

       Beta Test            4/14         4/12          4/14           4/1

       Install              4/21         4/21          4/21           5/07

       Complete             4/28         4/28          4/28           5/21

 Four Corners Game

       Design               100%         100%          50%            60%

       Program              60%          60%           10%            20%

       Lab Test             4/21         4/21          5/20           5/07

       Beta Test            4/28         4/28          6/01           5/15

       Install              5/12         5/12          6/15           6/01

       Complete             6/15         6/15          7/15           7/01


       All changes, as indicated above, will be complete by July 15, 1997. If, for technical reasons, or reasons, beyond the control of MGAM, these deadlines cannot be met, MGAM agrees to explain in writing immediately the reasons for the delay in completion of the changes. The NIGC may grant such extensions as it may deem appropriate. MGAM shall provide weekly written reports on the status of its implementation of the changes.

       3. The NIGC will not issue a Notice of Violation, Civil Fine or Temporary Closure Order during the pendency of the changes to the MegaMania game.





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       The terms of this Memorandum of Understanding are agreed to and accepted this 8th day of April, 1997.


MULTIMEDIA GAMES



-----------------------------------
Larry Montgomery
President


NATIONAL INDIAN GAMING COMMISSION



-----------------------------------
Ada E. Deer
Chair (Acting)





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